Subsequent Events	12 Months Ended
Mar. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Events
33.	Subsequent events

(a) Acquisition of C3

On May 2, 2019 the Company acquired 100% of the shares German based, Bionorica SE-founded C3 Cannabinoid Compound Company (“C3”) in an all cash-acquisition for $357,167. C3 is a Germany based biopharmaceutical company that researches, develops, manufacturers and commercializes synthetic and natural cannabis medical products. Products are sold through C3’s sales force to pharmacy and medical specialist networks.

(b) Acquisition of ThisWorks

On May 22, 2019 the Company acquired 100% of the shares of TWP UK Holdings Limited (“ThisWorks”) in an all-cash transaction for a purchase price of $73,800. This Works is a UK-based natural skincare and sleep solutions company. Products are sold through direct and third party ecommerce channels, in select UK and international retailers, and in specialty beauty stores.

(c) Proposed Acreage Transaction

On April 18, 2019 the Company entered into a definitive arrangement agreement with Acreage Holdings, Inc. (“Acreage”) that grants the Company the right to acquire 100 percent of the shares of Acreage (the “Right”), with a requirement to do so at such time as cannabis production and sale becomes federally permissible in the United States (the "Transaction"). Acreage is multi-state operator in U.S. cannabis. Completion of the arrangement is contingent on obtaining the requisite prior approval of the shareholders of each of Acreage and Canopy Growth, respectively (the “Shareholder Approval”), as well as the approval of the Supreme Court of British Columbia (the “Court Approval”). The shareholder approvals were obtained on June 19, 2019, with the court approval expected to promptly follow.

Under the terms of the arrangement agreement (the "Agreement"), Acreage Holders will receive an immediate aggregate total payment of US$300 million or approximately US$2.55 per Acreage Subordinate Voting Share (the “Up-Front Cash Premium”) based on the currently outstanding Subordinate Voting Shares of Acreage and conversion of certain convertible securities described below. In addition, upon the exercise of the Right, holders of subordinate voting shares of Acreage (the “Acreage Subordinate Voting Shares”) will receive 0.5818 of a common share of Canopy Growth (the “Canopy Shares”) for each Acreage Subordinate Voting Share held (the “Exchange Ratio”) at the time of closing of the Transaction. Assuming exercise of the Right, the total consideration payable pursuant to the Transaction was valued at approximately US$3.4 billion on a fully-diluted basis, on the Exchange Ratio, Up-Front Cash Premium and the 30-day volume weighted average price of Canopy Shares as at April 18, 2019 when definitive arrangement agreement was announced.

On closing of the Up-Front Cash Premium, the Companies will also execute a royalty free licensing agreement granting Acreage access to Canopy Growth’s brands such as Tweed and Tokyo Smoke, along with other intellectual property.

Due to the scope of the proposed transaction, Canopy Growth and CBI have agreed to amend the terms of certain of the warrants held by CBI that are described in Note 18. The amendments will be effective on completion of the plan of arrangement and include:

•	Extension of the term of the New Warrants to November 1, 2023 and the term of the Final Warrants to November 1, 2026.
•	The Final Warrants are also replaced by two tranches of warrants with different exercise prices (38.5 million “Tranche B Warrants” and 12.8 million “Tranche C Warrants”):
•	Tranche B Warrants allow CBI to acquire 38.5 million shares of Canopy for a fixed price of $76.68 per share.
•	Tranche C Warrants allow CBI to acquire 12.8 million shares of Canopy at a price equal to the 5-day volume weighted average price immediately prior to exercise.
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In connection with the Tranche B Warrants and Tranche C Warrants, Canopy will provide CBI with a credit of up to $1,583,000 on the aggregate exercise price of Tranche B Warrants and Tranche C Warrants in the event that Canopy does not repurchase the lesser of (i) 27,378,866 common shares (being 25% of the common shares issuable pursuant to the Acreage Transaction), and (ii) common shares with a value of $1,583,000 (being 25% of the implied enterprise value of Acreage as of April 18, 2018, based on the Acreage exchange ratio), during the period commencing on April 18, 2019 and ending on the date that is 24 months after the date that CBI exercises all of the New Warrants.

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CBI would be permitted to purchase up to 20 million Canopy shares in the open market prior to the warrants being exercised or terminated, provided that for each share purchased by CBI, the number of Tranche B warrants is decreased by one.

Upon approval of certain modifications to the investor rights agreement with CBI, as well as the terms of existing warrants held by CBI, the Company will record a material, non-cash charge during the first quarter of fiscal year 2020.

(d) Repayment of ATB financing

On June 14, 2019, the Company repaid its ATB term loan facility. A payment of $95,180 was made to settle the loan balance which includes an interest payment of $180.